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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 12, 2002


                                   UBICS, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



         Delaware                      0-23239                 34-1744587
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


                              333 Technology Drive
                                    Suite 210
                         Canonsburg, Pennsylvania 15317
                    (Address of principal executive offices)

                                 (724) 746-6001
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant

            On November 12, 2002, UBICS, Inc. ("Registrant") received a letter dated November 12, 2002 from BDO Seidman, LLP ("BDO"), the Registrant's auditor of record, advising Registrant that the client-auditor relationship between Registrant and BDO had ceased.

            Registrant had engaged BDO as Registrant's principal accountants to audit Registrant's financial statements on August 7, 2002, replacing Registrant's prior auditors, Arthur Andersen LLP. BDO did not provide any report on Registrant's financial statements for either of the years ended December 31, 2000 or December 31, 2001.

            From the date of BDO's engagement through the date hereof, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with BDO's reports on Registrant's financial statements for such period.

            BDO has advised the Registrant that a matter has arisen that, in the opinion of BDO, constitutes a reportable event under Rule 304(a)(1)(v)(B) of Regulation S-K. In that regard, BDO communicated its concerns to management about how the Registrant's purchase of an airplane and subsequent lease to a related party, on October 21, 2002, might be interpreted under the provisions of the Sarbanes-Oxley Act of 2002. This matter was discussed with the Registrant's Audit Committee on October 31, 2002 but was not resolved to BDO's satisfaction prior to its resignation, despite the Registrant's efforts to do so. The Registrant has authorized BDO to respond fully to the inquiries of any successor accountant concerning this matter.

            Registrant provided BDO with a copy of this disclosure and requested that BDO furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. In response to Registrant's request, BDO has delivered a letter to the Securities and Exchange Commission, dated November 14, 2002, a copy of which is filed as
Exhibit 16.1 to this Form 8-K.

            Registrant is in the process of interviewing new accountants to serve as its independent public accountants.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits. The following exhibit is being filed as part of this Current Report on

Form 8-K.

          Exhibit 16.1 - Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated November 14, 2002.

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Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UBICS, INC.


Date:  November 14, 2002           By: /s/ ROBERT C. HARBAGE
                                       -----------------------------------------
                                           Robert C. Harbage
                                           President and Chief Executive Officer

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